Supplement dated September 16, 2025 to the Prospectus, Summary Prospectus and Statement of
Additional Information (“SAI”), each dated May 1, 2025, as may be revised or supplemented from time to time, for the following fund:
Loomis Sayles Bond Fund
(the “Fund”)
On September 11, 2025, the Board of Trustees of Loomis Sayles Funds I approved changes to the Fund’s investment objective, name, principal investment strategies and distribution policy as detailed below.
Effective December 31, 2025, the Fund’s name will be changed to “Loomis Sayles Income Fund.” Accordingly, each reference to “Loomis Sayles Bond Fund” in the Fund’s Summary Prospectus, Prospectus and SAI will be replaced with “Loomis Sayles Income Fund.”
Effective December 31, 2025, the section “Investment Objective” within the Fund’s Summary Prospectus and the first sentence in the sub‑section “Investment Objective” within the Fund’s Prospectus are hereby replaced with the following:
The Fund seeks to provide income with a secondary objective of capital appreciation.
Effective December 31, 2025, the third sentence in the sub‑section “Principal Investment Strategies” in the section “Investments, Risks and Performance” within the Fund’s Summary Prospectus and the third sentence in the sub‑section “Principal Investment Strategies” in the section “More Information About Investment Strategies” within the Fund’s Prospectus, are hereby replaced with the following:
The Fund may also invest up to 35% of its assets in below investment-grade fixed-income securities (commonly known as “junk bonds”).
Effective December 31, 2025, the fourth paragraph in the sub‑section “Principal Investment Strategies” in the section “Investments, Risks and Performance” within the Fund’s Summary Prospectus and the fourth paragraph in the sub‑section “Principal Investment Strategies” in the section “More Information About Investment Strategies” within the Fund’s Prospectus, are hereby removed.
Effective December 31, 2025, the first sentence in the sixth paragraph in the sub‑section “Principal Investment Strategies” in the section “Investments, Risks and Performance” within the Fund’s Summary Prospectus and the first sentence in the sixth paragraph in the sub‑section “Principal Investment Strategies” in the section “More Information About Investment Strategies” within the Fund’s Prospectus, are hereby replaced with the following:
The fixed-income securities in which the Fund may invest include, among other instruments, corporate bonds and other debt securities, U.S. government securities, commercial paper, zero‑coupon securities, mortgage-related securities (including senior and junior loans, mortgage dollar rolls, stripped mortgage-related securities and collateralized mortgage obligations) and other asset-backed securities, when-issued securities, REITs, Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), other privately placed investments such as private credit investments, structured notes, collateralized loan obligations, bank loans, repurchase agreements and convertible securities.

Effective December 31, 2025, the following paragraph is added to the sub‑section “Principal Risks” in the section “Investments, Risks and Performance” within the Fund’s Summary Prospectus and the “More About Risk” section of the Fund’s Prospectus:
Distribution Rate Risk is the risk that the Fund’s strategy of seeking to provide a specific and predictable level of monthly distributions may not be successful. The income payable on debt securities in general and the availability of investment opportunities varies based on market conditions. In addition, the Fund may not be effective in identifying income producing securities and managing distributions; as a result, the level of dividend income may fluctuate. The Fund’s investments are subject to various risks including the risk that the counterparty will not pay income when due which may adversely impact the level and predictability of dividend income paid by the Fund. Tax and accounting considerations also may impact the Fund’s ability to pay predictable monthly distributions. The Fund does not guarantee that distributions will always be paid or paid at a predictable level.
Effective December 31, 2025, the following paragraph is added to the sub‑section “Principal Risks” in the section “Investments, Risks and Performance” within the Fund’s Summary Prospectus:
Bank Loans Risk is the risk that the Fund’s investments in bank loans are subject to credit risk and may not be adequately collateralized. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. The interest rates on many bank loans reset frequently, and thus bank loans are subject to interest rate risk. Transactions in bank loans may settle on a delayed basis, such that the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. There may also be less public information available about bank loans as compared to other debt securities.
Effective December 31, 2025, the second and third paragraphs of the sub‑section “Dividends and Distributions” in the section “General Information” within the Prospectus are replaced with the following:
For each Fund other than the Loomis Sayles Income Fund, which intends to declare and pay distributions from its investment income at a level rate as described below, a Fund’s distribution rate fluctuates over time for various reasons, and there can be no assurance that a Fund’s distributions will not decrease or that a Fund will make any distributions when scheduled. For example, foreign currency losses potentially reduce or eliminate, and have in the past reduced and eliminated, regularly scheduled distributions for certain Funds.
Capital gain distributions normally are made annually, but may be made more frequently as deemed advisable by the Funds and as permitted by applicable law. To the extent permitted by law, the Board of Trustees may change the frequency with which each Fund declares or pays dividends. Generally, each Fund declares and pays dividends monthly.
The Loomis Sayles Income Fund generally distributes net investment income, if any, at least monthly. In connection with the Loomis Sayles Income Fund’s strategy of managing distributions throughout the year to target a specific and predictable level of monthly distributions, the Fund may not distribute all of its net investment income on a monthly basis or may distribute amounts that represent a return of capital. The Loomis Sayles Income Fund will distribute its net realized capital gains, if any, at least annually but may, to the extent permitted by law, distribute gains more frequently in connection with the Fund’s strategy of managing distributions. For each taxable year, the Loomis Sayles Income Fund will generally distribute substantially all of its net investment income and net realized capital gains. However, in connection with the Loomis Sayles Income Fund’s strategy of managing distributions, the Fund may carry over a portion of undistributed income from one calendar year to the next, which may be subject to an excise tax in accordance with Internal Revenue Code. The Loomis Sayles Income Fund intends to make distributions sufficient to avoid imposition of an excise tax, although the Fund reserves the right to pay an excise tax in certain circumstances. In certain circumstances, distributions paid by the Fund may also constitute a return of capital and reduce the amount of capital available to the Fund for investment. See “Taxation of Fund Distributions.”

Effective December 31, 2025, the following is added as the third paragraph of the sub‑section “Taxation of Fund Distributions” in the section “General Information” within the Prospectus:
Additionally, if a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower capital loss when those shares on which the distribution was received are sold.